Other non-current liabilities	11 Months Ended
Dec. 31, 2019
Payables and Accruals [Abstract]
Other non-current liabilities	Other non-current liabilities
Included within other non-current liabilities at December 31, 2019 is $2.4 million (January 31, 2019: $2.2 million; January 31, 2018: $2.1 million) relating to assumed contingent liabilities. As part of the acquisition of Discuva Limited in December 2017, the Group assumed certain contingent liabilities as certain employees, former employees and former directors of Discuva Limtied are eligible for payments from Discuva Limited based on specified development and clinical milestones related to proprietary product candidates developed under the Discuva Platform. The timing of these potential payments is uncertain.

On the date of acquisition, the fair value of the assumed contingent liability was estimated using the expected value of the payments. The assumed contingent liabilities are subsequently measured at amortized cost using discounted cash flow models which calculate the risk adjusted net present values of estimated potential future cash flows of the payments. The assumed contingent liabilities are remeasured when there is a specific significant event that provides evidence of a significant change in the probability of successful development and clinical milestones being achieved. The models will be updated for changes in the probability of successful development and clinical milestones being achieved and other associated assumptions with the discount factor to remain unchanged within the model. A discount factor of 13% has been used to discount the contingent liabilities back to net present value. This discount factor has been calculated using appropriate measures and rates which could have been obtained in the period that the contingent liabilities were assumed.

The contingent liability has not been remeasured during the period. The table below describes the value of the assumed contingent liabilities as at December 31, 2019, of $2.4 million compared to what the total value would be following the presented variations to the underlying assumptions in the model:

December 31, 2019
Estimated assumed contingent liabilities
1% lower discount rate	2,541
1% higher discount rate	2,362
10% lower probability of success	2,156
10% higher probability of success	2,712